               --------------------------------------------------
                                  SMITH BARNEY
                                  MASSACHUSETTS
                                 MUNICIPALS FUND
               --------------------------------------------------

            CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  MAY 31, 2002




                               [LOGO] Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionally Managed./SM/

          -------------------------------------------------------
          NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
          -------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
PETER M. COFFEY
Vice President and Investment Officer

Dear Shareholder,
We are pleased to provide the semi-annual report for the Smith Barney Massachusetts Municipals Fund ("Fund") for the period ended May 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this information to be useful and informative.

Performance Update
The Fund's Class A shares returned 2.41%, excluding sales charges, for the six months ended May 31, 2002. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 2.56% and the Lipper Massachusetts Municipal Debt Funds Average ("Lipper Funds Average")/2/ returned 1.83% for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
The Fund seeks to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital./3/ Under normal conditions, the Fund invests at least 80% of its assets in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes.

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Lipper is an independent mutual fund tracking organization. The Lipper Funds
  Average is composed of the Fund's peer group of mutual funds.
3 Certain investors may be subject to the Federal Alternative Minimum Tax
  (AMT), and state and local taxes may apply. Capital gains, if any, are fully taxable.

   1 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

Market Review
Although the economy may struggle for another quarter or so, we believe that it is on the road to recovery and should gain momentum by late 2002. Inflation remained subdued during the period. Therefore, we believe the Federal Open Market Committee ("FOMC")/4/ will probably not raise the federal funds rate ("fed funds rate")/5/ until later this summer, when signs of a sustainable recovery -- such as stronger growth in corporate profits, an increase in capital spending and rising employment levels -- may appear.

One obstacle to this recovery could be lingering skepticism among some investors about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We believe these accounting problems may be causing a drag on the general economy. However, we also believe that corporate profits could improve enough by late 2002 and early 2003 to exceed investor expectations. In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy because it was not aimed at consumers, but rather aimed at corporations -- which we believe led the economy into this recession.

Massachusetts Economic Highlights
Massachusetts acting Governor Jane Swift emphasized her commitment to responsible spending during the Commonwealth's 2002 "State of the State" address she delivered in January. At the same time, Swift acknowledged the serious damage that the Commonwealth has suffered as part of a nationwide recession. She also promoted her tax rollback plan and a host of incentives to keep businesses operating in Massachusetts. Since 1993, tax credits have resulted in the creation of 48,000 new jobs and over $7 billion in new investment, she said. Swift has proposed legislation that would boost the current 5% tax credit to 15% for certain areas with high unemployment levels, as an incentive to help keep struggling communities afloat. She also vowed to make Emergency Training Grants available to individuals who need to upgrade their professional skills, using a $10 million surplus in the state's Workforce Training Fund, and proposed extending the Workforce Training Fund for an additional three years. She

--------
4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

   2 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders
pledged to boost spending on education and affordable housing, despite the recession.

Still, the Commonwealth faced many of the same challenges other states faced during the reporting period. According to Standard & Poor's Ratings Service ("S&P"),/6/ total revenues in the Commonwealth fell 18% in January, prompting Swift's administration to revise the Commonwealth's estimated budget deficit downward for fiscal 2002, dropping an additional $185 million to a $374 million for the year. The decline in January revenues was attributed to a drop in withholding taxes and business taxes. Swift plans to address this revenue shortfall by invoking emergency powers to freeze $90 million in planned spending and cut another $10 million in spending altogether. At the same time, the Commonwealth began phasing in Swift's plan for $1.2 billion worth of income tax cuts.

Fortunately, Massachusetts maintains a $1.5 billion emergency fund, which is down from $2.3 billion in 2001. According to S&P, the Commonwealth built the fund's balances during the growth years of the mid-to-late 1990s. However, S&P analysts said they remain concerned about future levels of the fund. "While reserves are still adequate, S&P remains concerned that if the recession continues into 2003, reserve funds will continue to be depleted while service demands and fixed costs will continue to rise," S&P analysts reported in the agency's March 2002 State of the States report.

In conclusion, the implementation of a conservative budget will be an important factor in the Commonwealth's future credit ratings. In May, S&P reported that its outlook for Massachusetts was "stable."

Municipal Bond Market Outlook
In general, we believe the municipal bond market should continue to perform well as an alternative to low money market rates and a jittery equity market in the near-term. One reason municipal bond prices remained relatively low during the period (compared to other periods of declining interest rates in the past) is that there was roughly $290 billion in new issuance in 2001 - the second-highest level on record. These high levels of supply helped keep prices low.


--------
6 S&P is a major credit rating agency.

   3 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

While the heavy supply of new municipal bond issues continued this year, we believe it could subside over the next year or two, which could help municipal bonds offer competitive returns versus many other securities in the fixed-income market.

Because we believe the U.S. economy is currently in the early stages of an economic recovery, we do not anticipate an increase in short-term interest rates until later this year. We project stable-to-declining long-term rates, at least through the middle of this year and possibly through the end of the summer. While we have some concerns about an improving economy and a weakening dollar eventually putting pressure on bonds, we anticipate that fixed-income markets should perform well as long as geopolitical risk is high and corporate malaise continues.

Going forward, we plan to emphasize higher-coupon structures while maintaining what we consider to be good credit quality.

Thank you for investing in the Smith Barney Massachusetts Municipals Fund.

Sincerely,

/s/ Heath B. McLendon                         /s/ Peter M. Coffey
Heath B. McLendon                             Peter M. Coffey
Chairman                                      Vice President and
                                              Investment Officer

June 25, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.



   4 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


               Net Asset Value
             --------------------
             Beginning     End     Income   Capital Gain    Return       Total
Period Ended  of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-----------------------------------------------------------------------------------
5/31/02        $12.93    $12.90     $0.34       $0.00       $0.00         2.41%++
----------------------------------------------------------------------------------
11/30/01        12.35     12.93      0.66        0.00        0.00        10.25
----------------------------------------------------------------------------------
11/30/00        12.09     12.35      0.65        0.00        0.00         7.79
----------------------------------------------------------------------------------
11/30/99        13.32     12.09      0.62        0.00        0.00        (4.73)
----------------------------------------------------------------------------------
11/30/98        13.18     13.32      0.65        0.20        0.00         7.66
----------------------------------------------------------------------------------
11/30/97        12.99     13.18      0.67        0.12        0.00         7.85
----------------------------------------------------------------------------------
11/30/96        12.96     12.99      0.67        0.00        0.00         5.65
----------------------------------------------------------------------------------
11/30/95        11.35     12.96      0.69        0.00        0.00        20.73
----------------------------------------------------------------------------------
11/30/94        13.26     11.35      0.70        0.06        0.00        (9.07)
----------------------------------------------------------------------------------
11/30/93        12.63     13.26      0.74        0.07        0.00        11.74
----------------------------------------------------------------------------------
11/30/92        12.28     12.63      0.77        0.04        0.04        10.06
----------------------------------------------------------------------------------
Total                               $7.16       $0.49       $0.04
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES


                        Net Asset Value
                      --------------------
                      Beginning     End     Income   Capital Gain    Return       Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)+/
--------------------------------------------------------------------------------------------
5/31/02                 $12.92    $12.89     $0.30       $0.00       $0.00         2.14%++
-------------------------------------------------------------------------------------------
11/30/01                 12.35     12.92      0.59        0.00        0.00         9.58
-------------------------------------------------------------------------------------------
11/30/00                 12.08     12.35      0.58        0.00        0.00         7.26
-------------------------------------------------------------------------------------------
11/30/99                 13.30     12.08      0.55        0.00        0.00        (5.18)
-------------------------------------------------------------------------------------------
11/30/98                 13.17     13.30      0.58        0.20        0.00         7.05
-------------------------------------------------------------------------------------------
11/30/97                 12.99     13.17      0.61        0.12        0.00         7.25
-------------------------------------------------------------------------------------------
11/30/96                 12.96     12.99      0.61        0.00        0.00         5.14
-------------------------------------------------------------------------------------------
11/30/95                 11.35     12.96      0.63        0.00        0.00        20.15
-------------------------------------------------------------------------------------------
11/30/94                 13.26     11.35      0.64        0.06        0.00        (9.50)
-------------------------------------------------------------------------------------------
11/30/93                 12.63     13.26      0.68        0.07        0.00        11.09
-------------------------------------------------------------------------------------------
Inception* - 11/30/92    12.52     12.63      0.05        0.00        0.00         1.29++
-------------------------------------------------------------------------------------------
Total                                        $5.82       $0.45       $0.00
-------------------------------------------------------------------------------------------


   5 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain    Return       Total
Period Ended          of Period of Period Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------
5/31/02                $12.91    $12.88     $0.30       $0.00       $0.00         2.12%++
------------------------------------------------------------------------------------------
11/30/01                12.33     12.91      0.59        0.00        0.00         9.63
------------------------------------------------------------------------------------------
11/30/00                12.07     12.33      0.57        0.00        0.00         7.14
------------------------------------------------------------------------------------------
11/30/99                13.30     12.07      0.55        0.00        0.00        (5.28)
------------------------------------------------------------------------------------------
11/30/98                13.16     13.30      0.58        0.20        0.00         7.11
------------------------------------------------------------------------------------------
11/30/97                12.98     13.16      0.60        0.12        0.00         7.21
------------------------------------------------------------------------------------------
11/30/96                12.95     12.98      0.60        0.00        0.00         5.09
------------------------------------------------------------------------------------------
11/30/95                11.35     12.95      0.63        0.00        0.00        20.04
------------------------------------------------------------------------------------------
Inception* - 11/30/94   11.34     11.35      0.04        0.00        0.00         0.40++
------------------------------------------------------------------------------------------
Total                                       $4.46       $0.32       $0.00
------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+


                                                           Without Sales Charges/(1)/
                                                          ---------------------------
                                                          Class A    Class B  Class L
-------------------------------------------------------------------------------------
Six Months Ended 5/31/02++                                  2.41%      2.14%   2.12%
-------------------------------------------------------------------------------------
Year Ended 5/31/02                                          7.85       7.28    7.24
-------------------------------------------------------------------------------------
Five Years Ended 5/31/02                                    5.75       5.20    5.16
-------------------------------------------------------------------------------------
Ten Years Ended 5/31/02                                     6.23        N/A     N/A
-------------------------------------------------------------------------------------
Inception* through 5/31/02                                  7.28       5.58    6.88
-------------------------------------------------------------------------------------

                                                           With Sales Charges/(2)/
                                                          ------------------------
                                                          Class A    Class B  Class L
-------------------------------------------------------------------------------------
Six Months Ended 5/31/02++                                 (1.70)%    (2.35)%  0.11%
-------------------------------------------------------------------------------------
Year Ended 5/31/02                                          3.49       2.78    5.15
-------------------------------------------------------------------------------------
Five Years Ended 5/31/02                                    4.89       5.03    4.95
-------------------------------------------------------------------------------------
Ten Years Ended 5/31/02                                     5.80        N/A     N/A
-------------------------------------------------------------------------------------
Inception* through 5/31/02                                  6.98       5.58    6.74
-------------------------------------------------------------------------------------


   6 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+


                                                   Without Sales Charges/(1)/
-----------------------------------------------------------------------------
Class A (5/31/92 through 5/31/02)                            83.06%
---------------------------------------------------------------------------
Class B (Inception* through 5/31/02)                         68.12
---------------------------------------------------------------------------
Class L (Inception* through 5/31/02)                         65.26
---------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.


   7 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                Growth of $10,000 Invested in Class A Shares of
              the Smith Barney Massachusetts Municipals Fund vs.
                   Lehman Brothers Municipal Bond Index and
              Lipper Massachusetts Municipal Debt Funds Average+
--------------------------------------------------------------------------------

                             May 1992 -- May 2002

                                    [CHART]

           Smith Barney                                      Lipper
          Massachusetts      Lehman Brothers             Massachusetts
         Municipals Fund   Municipal Bond Index   Municipal Debt Fund Average
         ---------------   --------------------   ---------------------------
 5/92        $9,598                $10,000                  $10,000
11/92        10,071                 10,521                   10,503
11/93        11,254                 11,687                   11,730
11/94        10,233                 11,074                   10,893
11/95        12,354                 13,167                   12,906
11/96        13,052                 13,941                   13,553
11/97        14,076                 14,940                   14,445
11/98        15,155                 16,352                   15,362
11/99        14,438                 16,177                   14,819
11/00        15,562                 17,500                   16,093
11/01        17,157                 19,931                   17,408
 5/02        17,571                 20,441                   17,727




+Hypothetical illustration of $10,000 invested in Class A shares on May 31, 1992, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Massachusetts Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (60 funds as of May 31, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


   8 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)

                              INDUSTRY BREAKDOWN*


                                    [CHART]

                    Escrowed to Maturity            7.9%
                    Transportation                  1.1%
                    Industrial Development          7.3%
                    Pre-Refunded                    5.5%
                    Utilities                       1.4%
                    Education                      16.8%
                    Life Care Systems              11.5%
                    Miscellaneous                   6.3%
                    Pollution Control               0.1%
                    General Obligation             14.6%
                    Housing: Multi-Family           2.5%
                    Housing: Single-Family          3.7%
                    Hospitals                      21.3%


                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                   Standard &   Percentage of
                  Moody's   and/or   Poor's   Total Investments
                 ---------------------------------------------
                    Aaa               AAA            42.4%
                    Aa                AA             14.5
                     A                 A             11.1
                    Baa               BBB            15.0
                    Ba                BB              2.7
                  VMIG 1              A-1             0.7
                    NR                NR             13.6
                                                    -----
                                                    100.0%
                                                    =====

--------
*As a percentage of total investments. All information is as of May 31, 2002.
 Please note that Fund holdings are subject to change.


   9 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                     MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                          SECURITY                               VALUE
---------------------------------------------------------------------------------------------
Education -- 16.8%
                     Massachusetts State Development Finance Agency Revenue:
$1,000,000 AA          Applewild School Issue, RADIAN-Insured,
                        5.750% due 8/1/29                                         $ 1,030,040
 1,105,000 AA          Assumption College, Series A, RADIAN-Insured,
                        5.750% due 3/1/20                                           1,163,631
 1,000,000 A           Curry College, Series A, ACA-Insured, 6.000% due 3/1/31      1,035,630
 1,000,000 AAA         Western New England College, AMBAC-Insured,
                        5.250% due 7/1/20                                           1,019,550
                     Massachusetts State Health & Educational Facilities
                      Authority Revenue:
 1,000,000 BB           Learning Center for Deaf Children, Series C,
                         6.100% due 7/1/19                                            956,070
 2,000,000 AAA          Massachusetts Institute of Technology, Series K,
                         5.500% due 7/1/32                                          2,122,280
 2,500,000 AAA          University of Massachusetts, Series C, MBIA-Insured,
                         5.250% due 10/1/31                                         2,492,375
                     Massachusetts State Industrial Finance Agency Revenue:
   570,000 BBB         Dana Hall School Issue, 5.900% due 7/1/27                      569,972
   500,000 AAA         Southeastern Massachusetts University, Building Authority
                        Project Revenue, Series A, AMBAC-Insured,
                        5.900% due 5/1/12                                             545,395
   665,000 A           University Virgin Islands, Series A, ACA-Insured,
                        6.000% due 12/1/19                                            707,008
---------------------------------------------------------------------------------------------
                                                                                   11,641,951
---------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 7.9%
 2,245,000 AAA       Boston Water & Sewer Community Revenue,
                      10.875% due 1/1/09                                            2,846,593
 1,720,000 AAA       Massachusetts State Port Authority Revenue,
                      13.000% due 7/1/13                                            2,637,964
---------------------------------------------------------------------------------------------
                                                                                    5,484,557
---------------------------------------------------------------------------------------------
General Obligation -- 14.6%
                     Massachusetts State GO:
 1,360,000 AA-         R-Rite-PA 955, 9.205% due 11/1/17 (c)                        1,609,043
 3,000,000 AAA         Series C, MBIA-Insured, 5.250% due 10/1/20                   3,048,300
 1,000,000 AA-         Series D, 5.500% due 11/1/20                                 1,079,760
 1,000,000 AAA       Massachusetts State Special Obligation Revenue, Series A,
                       FGIC-Insured, 5.000% due 6/1/22                                986,320
   250,000 AAA       North Reading GO, MBIA-Insured, 6.875% due 6/15/07               252,820
 1,000,000 NR        Northern Mariana Islands Commonwealth GO, Series A,
                      7.375% due 6/1/30                                             1,023,250
 1,000,000 Aaa*      Quaboag Regional School District GO, State Qualified,
                      FSA-Insured, 5.500% due 6/1/20                                1,040,980
 1,000,000 AAA       Westfield GO, MBIA-Insured, 5.500% due 12/15/20                1,047,640
---------------------------------------------------------------------------------------------
                                                                                   10,088,113
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



  10 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002

   FACE
  AMOUNT    RATING(a)                          SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Hospitals -- 21.3%
$ 1,000,000 A         Massachusetts State Development Finance Agency Revenue,
                       Massachusetts Biomedical Research Corp., Series C,
                       6.250% due 8/1/20                                           $  1,059,150
                      Massachusetts State Health & Educational Facilities
                       Authority Revenue:
    395,000 A3*          Addison Gilbert Hospital, Series C, 5.750% due 7/1/23          390,702
                         Berkshire Health Systems, Series E, RADIAN-Insured:
    750,000 AA            5.700% due 10/1/25                                            763,718
  1,000,000 BBB+          6.250% due 10/1/31                                            997,220
  1,000,000 AAA          Beth Israel Deaconess Medical Center, Series G-4,
                          AMBAC-Insured, Variable Rate INFLOS,
                          10.216% due 7/1/25 (c)                                      1,042,320
  2,000,000 BBB          Caritas Christi Obligation, Series B, 6.750% due 7/1/16      2,119,960
    750,000 Baa3*        Central New England Health Systems, Series A,
                          6.300% due 8/1/18                                             717,022
                         Covenant Health System:
  1,000,000 A-            6.500% due 7/1/17                                           1,050,580
    750,000 A-            6.000% due 7/1/31                                             742,830
  1,175,000 BBB+         Jordan Hospital, Series D, 5.375% due 10/1/28                1,041,802
    500,000 AAA          Medical Center of Central Massachusetts, Series B,
                          AMBAC-Insured, Variable Rate INFLOS,
                          11.320% due 6/23/22 (c)                                       592,850
  1,000,000 Ba2*         Saint Memorial Medical Center, Series A,
                          6.000% due 10/1/23                                            884,940
  1,500,000 BBB          UMASS Memorial Healthcare Inc., Series C,
                          6.625% due 7/1/32                                           1,506,495
    700,000 AAA          Valley Regional Health System, Series C,
                          CONNIE LEE-Insured, 7.000% due 7/1/06                         799,344
  1,000,000 BBB          Winchester Hospital, Series E, 6.750% due 7/1/30             1,036,960
-----------------------------------------------------------------------------------------------
                                                                                     14,745,893
-----------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.5%
                      Framingham Housing Authority, Mortgage Revenue, Beaver
                       Terrace Apartments, Series A, GNMA-Collateralized:
    400,000 AAA          6.200% due 2/20/21                                             424,460
  1,200,000 AAA          6.350% due 2/20/32                                           1,276,164
-----------------------------------------------------------------------------------------------
                                                                                      1,700,624
-----------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.7%
                      Massachusetts State HFA, Housing Revenue,
                       Single-Family Housing:
    765,000 AA           Series 31, 6.450% due 12/1/16                                  793,749
  1,680,000 AA           Series 38, 7.200% due 12/1/26 (d)                            1,753,097
-----------------------------------------------------------------------------------------------
                                                                                      2,546,846
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



  11 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Industrial Development -- 7.3%
                     Boston Industrial Development Financing Authority Revenue:
$  775,000 NR          First Mortgage, Springhouse Inc., 5.875% due 7/1/18         $  668,174
   970,000 NR          Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (d)      964,238
                     Massachusetts State Development Finance Agency Revenue:
 1,000,000 NR          Alliance Health Care Facility, Series A, 7.100% due 7/1/32     987,690
 1,000,000 AA          The May Institute Inc., RADIAN-Insured, 5.750% due 9/1/29    1,030,240
 1,000,000 AAA         Volunteers of America, Concord Assisted Living Project,
                        Series A, GNMA-Collateralized, 6.900% due 10/20/41          1,138,670
   250,000 BBB+      Massachusetts State Industrial Finance Agency, Resource
                      Recovery Revenue, Series A, (Refusetech Inc. Project),
                      6.300% due 7/1/05                                               262,178
---------------------------------------------------------------------------------------------
                                                                                    5,051,190
---------------------------------------------------------------------------------------------
Life Care Systems -- 11.5%
                     Massachusetts State Development Finance Agency Revenue:
 1,000,000 NR          Briarwood, Series B, 8.250% due 12/1/30                      1,032,540
 1,300,000 BBB-        First Mortgage, (Edgecombe Project), Series A,
                        6.750% due 7/1/26                                           1,340,820
   895,000 NR        Massachusetts State Health & Educational Authority Revenue,
                      Christopher House Inc., Series A, 6.875% due 1/1/29             844,594
                     Massachusetts State Industrial Finance Agency Revenue:
 1,400,000 AAA         Briscoe House Assisted Living, Series A, FHA-Insured,
                        7.125% due 2/1/36 (d)                                       1,552,362
 1,335,000 AAA         Chelsea Jewish Nursing Home, Series A, FHA-Insured,
                        6.500% due 8/1/37                                           1,439,864
 2,000,000 NR          Chestnut Knoll Project, Series A, 5.625% due 2/15/25         1,721,720
---------------------------------------------------------------------------------------------
                                                                                    7,931,900
---------------------------------------------------------------------------------------------
Miscellaneous -- 6.3%
   500,000 A-1+      Massachusetts State Health & Educational Facilities
                      Authority Revenue, Capital Asset Program, Series C,
                      1.600% due 7/1/10 (e)                                           500,000
 2,000,000 AAA       Puerto Rico Public Building Authority Revenue Guaranteed,
                      Capital Appreciation, Series D, AMBAC-Insured,
                      zero coupon due 7/1/31                                        1,181,880
 1,500,000 A-        Puerto Rico Public Finance Corp., Commonwealth Appropriation,
                      Series E, 6.000% due 8/1/26                                   1,668,285
 1,000,000 NR        Virgin Islands Public Finance Authority Revenue, Series E,
                      5.750% due 10/1/13                                            1,021,110
---------------------------------------------------------------------------------------------
                                                                                    4,371,275
---------------------------------------------------------------------------------------------
Pollution Control -- 0.1%
    80,000 Aaa*      Massachusetts State Water Pollution Abatement Revenue,
                      Series A, Unrefunded Balance, 6.375% due 2/1/15                  84,667
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



  12 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)         MAY 31, 2002

   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 5.5%
$  960,000 NR        Boston Industrial Development Financing Authority Revenue,
                      North End Community Nursing Home, Series A, FHA-
                      Insured, (Call 8/1/07 @ 105), 6.450% due 8/1/37              $ 1,142,784
   750,000 Aa2*      Massachusetts State Health & Educational Facilities Authority
                      Revenue, Youville House Inc., Series A, FHA-Insured,
                      (Call 2/15/07 @ 102), 6.050% due 2/15/29                         851,835
   920,000 Aaa*      Massachusetts State Water Pollution Abatement Revenue,
                      Series A, (Call 2/1/04 @ 102), 6.375% due 2/1/15                 997,611
   795,000 Aaa*      Plymouth County GO, COP, Series A, (Call 10/1/02 @ 102),
                      6.750% due 10/1/04                                               824,510
----------------------------------------------------------------------------------------------
                                                                                     3,816,740
----------------------------------------------------------------------------------------------
Transportation -- 1.1%
   750,000 BBB-      Guam Airport Authority Revenue, Series A,
                      6.500% due 10/1/23                                               779,085
----------------------------------------------------------------------------------------------
Utilities -- 1.4%
 1,000,000 A-        Massachusetts State Development Financing Agency Revenue,
                      Devens Electric Systems, 6.000% due 12/1/30                      994,580
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $67,249,846**)                                       $69,237,421
----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(f) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 14 and 15 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.



  13 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B".
            While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
            "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
            Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be con-
            sidered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR       -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


  14 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

 SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay princi- pal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
 A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
 VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
 P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG   --Association of Bay Area
         Governments
ACA    --American Capital Access
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
CONNIE
 LEE   --College Construction Loan
         Insurance Association
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FLAIRS --Floating Adjustable Interest Rate
         Securities
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Federal Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters Company
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MVRICS --Municipal Variable Rate lnverse Coupon Security
PCR    --Pollution Control Revenue
PSF    --Permanent School Fund
RADIAN --Radian Asset Assurance
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax-Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWD   --Variable Rate Wednesday Demand


  15 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)     MAY 31, 2002



ASSETS:
  Investments, at value (Cost -- $67,249,846)                       $69,237,421
  Cash                                                                  354,012
  Interest receivable                                                 1,329,671
  Receivable for securities sold                                        956,099
  Receivable for Fund shares sold                                       129,759
  Receivable for broker-variation margin                                  1,563
-------------------------------------------------------------------------------
  Total Assets                                                       72,008,525
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                      981,817
  Dividends payable                                                     294,674
  Distribution fees payable                                              23,875
  Administration fee payable                                             11,557
  Investment advisory fee payable                                         9,316
  Accrued expenses                                                       41,601
-------------------------------------------------------------------------------
  Total Liabilities                                                   1,362,840
-------------------------------------------------------------------------------
Total Net Assets                                                    $70,645,685
-------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                        $     5,480
  Capital paid in excess of par value                                69,938,795
  Undistributed net investment income                                    59,833
  Accumulated net realized loss from security transactions           (1,301,310)
  Net unrealized appreciation of investments and futures contracts    1,942,887
-------------------------------------------------------------------------------
Total Net Assets                                                    $70,645,685
-------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                             3,389,257
-------------------------------------------------------------------------------
  Class B                                                             1,693,629
-------------------------------------------------------------------------------
  Class L                                                               397,017
-------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $12.90
-------------------------------------------------------------------------------
  Class B *                                                              $12.89
-------------------------------------------------------------------------------
  Class L **                                                             $12.88
-------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value)                $13.44
-------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value)                $13.01
-------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


  16 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)


For the Six Months Ended May 31, 2002

        INVESTMENT INCOME:
          Interest                                         $ 2,080,711
        ---------------------------------------------------------------
        EXPENSES:
          Distribution fees (Note 4)                           118,717
          Investment advisory fee (Note 4)                     102,717
          Administration fee (Note 4)                           68,478
          Audit and legal                                       19,292
          Shareholder and system servicing fees                 16,380
          Shareholder communications                             9,646
          Trustees' fees                                         5,642
          Pricing service fees                                   4,368
          Custody                                                2,184
          Registration fees                                      2,002
          Other                                                  2,002
        ---------------------------------------------------------------
          Total Expenses                                       351,428
        ---------------------------------------------------------------
        Net Investment Income                                1,729,283
        ---------------------------------------------------------------
        REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        AND FUTURES CONTRACTS (NOTES 5 AND 6):
          Realized Loss From Security Transactions
          (excluding short-term securities):
           Proceeds from sales                              27,536,761
           Cost of securities sold                          27,830,465
        ---------------------------------------------------------------
          Net Realized Loss                                   (293,704)
        ---------------------------------------------------------------
          Change in Net Unrealized Appreciation (Note 1)        71,788
        ---------------------------------------------------------------
        Net Loss on Investments and Futures Contracts         (221,916)
        ---------------------------------------------------------------
        Increase in Net Assets From Operations             $ 1,507,367
        ---------------------------------------------------------------


                      See Notes to Financial Statements.



  17 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended May 31, 2002 (unaudited) and the Year Ended November 30, 2001

                                                                      2002         2001
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 1,729,283  $  3,346,803
  Net realized gain (loss)                                           (293,704)      364,074
  Increase in net unrealized appreciation                              71,788     2,691,163
-------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            1,507,367     6,402,040
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                            (1,721,191)   (3,349,952)
-------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (1,721,191)   (3,349,952)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                  9,357,046    15,089,014
  Net asset value of shares issued for reinvestment of dividends      746,019     1,831,983
  Cost of shares reacquired                                        (9,507,545)  (14,818,586)
-------------------------------------------------------------------------------------------
  Increase in Net Assets
   From Fund Share Transactions                                       595,520     2,102,411
-------------------------------------------------------------------------------------------
Increase in Net Assets                                                381,696     5,154,499
NET ASSETS:
  Beginning of period                                              70,263,989    65,109,490
-------------------------------------------------------------------------------------------
  End of period*                                                  $70,645,685  $ 70,263,989
-------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $59,833       $46,705
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  18 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; ( j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement December 1,


  19 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended May 31, 2002, interest income decreased by $3,211, net realized loss decreased by $4,082 and the change in net unrealized appreciation of investments decreased by $871. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $5,036 to reflect the cumulative effect of this change up to the date of the adoption.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citi-group Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.


  20 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended May 31, 2002, the Fund paid transfer agent fees of $9,252 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2002, SSB received sales charges of approximately $40,000 and $10,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSC's paid to SSB were approximately $13,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class.


  21 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

For the six months ended May 31, 2002, total Distribution Plan fees incurred were:

                                Class A         Class B         Class L
-------------------------------------------------------------------------------
Distribution Plan Fees          $31,384         $70,536         $16,797
-------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the six months ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                   $26,680,987
-------------------------------------------------------------------------------
Sales                                                        27,536,761
-------------------------------------------------------------------------------

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                $2,457,551
Gross unrealized depreciation                                  (469,976)
-------------------------------------------------------------------------------
Net unrealized appreciation                                  $1,987,575
-------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.



  22 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At May 31, 2002, the Fund had the following open futures contracts:

                             # of                Basis     Market   Unrealized
                           Contracts Expiration  Value     Value       Loss
------------------------------------------------------------------------------
To Sell:
U.S. 20 Year Treasury Bond    10        6/02    $978,125 $1,022,813 $(44,688)
------------------------------------------------------------------------------

7. Capital Loss Carryforward

At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $997,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30, of the year indicated:

                                                2007         2008
------------------------------------------------------------------------------
Carryforward Amounts                          $18,000      $979,000
------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At May 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


  23 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                   Six Months Ended          Year Ended
                                     May 31, 2002        November 30, 2001
                                ---------------------  ---------------------
                                 Shares      Amount     Shares      Amount
  ---------------------------------------------------------------------------
  Class A
  Shares sold                    427,126  $ 5,499,119   813,582  $10,355,952
  Shares issued on reinvestment   37,147      475,916    94,376    1,204,298
  Shares reacquired             (459,710)  (5,879,602) (464,761)  (5,927,983)
  ---------------------------------------------------------------------------
  Net Increase                     4,563  $    95,433   443,197  $ 5,632,267
  ---------------------------------------------------------------------------
  Class B
  Shares sold                    205,489  $ 2,635,797   252,214  $ 3,244,248
  Shares issued on reinvestment   16,026      205,215    40,721      518,820
  Shares reacquired             (243,057)  (3,121,943) (682,023)  (8,683,386)
  ---------------------------------------------------------------------------
  Net Decrease                   (21,542) $  (280,931) (389,088) $(4,920,318)
  ---------------------------------------------------------------------------
  Class L
  Shares sold                     95,364  $ 1,222,130   115,798  $ 1,488,814
  Shares issued on reinvestment    5,068       64,888     8,532      108,865
  Shares reacquired              (39,227)    (506,000)  (16,178)    (207,217)
  ---------------------------------------------------------------------------
  Net Increase                    61,205  $   781,018   108,152  $ 1,390,462
  ---------------------------------------------------------------------------


  24 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                   2002/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/   1998     1997
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                $12.93     $12.35    $12.09    $13.32    $13.18   $12.99
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)(4)/       0.34       0.67      0.65      0.62      0.65     0.66
  Net realized and unrealized
   gain (loss)/(3)/                  (0.03)      0.57      0.26     (1.23)     0.34     0.32
---------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                           0.31       1.24      0.91     (0.61)     0.99     0.98
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.34)     (0.66)    (0.65)    (0.62)    (0.64)   (0.67)
  In excess of net
   investment income                    --         --        --        --     (0.01)      --
  Net realized gains                    --         --        --        --     (0.20)   (0.12)
---------------------------------------------------------------------------------------------
Total Distributions                  (0.34)     (0.66)    (0.65)    (0.62)    (0.85)   (0.79)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $12.90     $12.93    $12.35    $12.09    $13.32   $13.18
---------------------------------------------------------------------------------------------
Total Return                          2.41%++   10.25%     7.79%    (4.73)%    7.66%    7.85%
---------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)              $43,707    $43,766   $36,324   $35,386   $37,451  $32,736
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                       0.82%+     0.84%     0.87%     0.85%     0.76%    0.80%
  Net investment income/(3)/          5.28+      5.19      5.42      4.84      4.84     5.07
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 40%        43%       50%       66%       51%      58%
---------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended May 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4) The investment adviser has waived all or part of its fees for the year ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.01 and 0.88%, respectively.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  25 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares                      2002/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/   1998     1997
-------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                   $12.92      $12.35    $12.08    $13.30    $13.17   $12.99
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)(4)/          0.30        0.58      0.58      0.56      0.58     0.60
  Net realized and unrealized
   gain (loss)/(3)/                     (0.03)       0.58      0.27     (1.23)     0.33     0.31
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.27        1.16      0.85     (0.67)     0.91     0.91
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.30)      (0.59)    (0.58)    (0.55)    (0.57)   (0.61)
  In excess of net investment
   income                                  --          --        --        --     (0.01)      --
  Net realized gains                       --          --        --        --     (0.20)   (0.12)
-------------------------------------------------------------------------------------------------
Total Distributions                     (0.30)      (0.59)    (0.58)    (0.55)    (0.78)   (0.73)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $12.89      $12.92    $12.35    $12.08    $13.30   $13.17
-------------------------------------------------------------------------------------------------
Total Return                             2.14%++     9.58%     7.26%    (5.18)%    7.05%    7.25%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $21,825     $22,162   $25,977   $27,332   $30,285  $27,589
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                          1.35%+      1.42%     1.41%     1.36%     1.28%    1.31%
  Net investment income/(3)/             4.70+       4.61      4.88      4.33      4.32     4.57
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    40%         43%       50%       66%       51%      58%
-------------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended May 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(4) The investment adviser has waived all or part of its fees for the year ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.01 and 1.39%, respectively.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  26 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                        2002/(1)(2)/  2001/(2)/  2000/(2)/  1999/(2)/  1998/(3)/  1997
------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $12.91      $12.33     $12.07     $13.30     $13.16    $12.98
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)(5)/           0.31        0.59       0.58       0.56       0.58      0.59
  Net realized and unrealized
   gain (loss)/(4)/                      (0.04)       0.58       0.25      (1.24)      0.34      0.31
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.27        1.17       0.83      (0.68)      0.92      0.90
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.30)      (0.59)     (0.57)     (0.55)     (0.57)    (0.60)
  In excess of net investment income        --          --         --         --      (0.01)       --
  Net realized gains                        --          --         --         --      (0.20)    (0.12)
------------------------------------------------------------------------------------------------------
Total Distributions                      (0.30)      (0.59)     (0.57)     (0.55)     (0.78)    (0.72)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $12.88      $12.91     $12.33     $12.07     $13.30    $13.16
------------------------------------------------------------------------------------------------------
Total Return                              2.12%++     9.63%      7.14%     (5.28)%     7.11%     7.21%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $5,114      $4,336     $2,808     $2,867     $1,895      $428
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                           1.33%+      1.42%      1.46%      1.39%      1.31%     1.34%
  Net investment income/(4)/              4.70+       4.60       4.83       4.32       4.25      4.51
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     40%         43%        50%        66%        51%       58%
------------------------------------------------------------------------------------------------------

(1) For the six months ended May 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, for the six months ended May 31, 2002, the change to the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
(5) The investment adviser has waived all or part of its fees for the year ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.01 and 1.42%, respectively.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  27 Smith Barney Massachusetts Municipals Fund | 2002 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                 MASSACHUSETTS
                                MUNICIPALS FUND


              TRUSTEES                INVESTMENT ADVISER
              Herbert Barg            AND ADMINISTRATOR
              Alfred J. Bianchetti    Smith Barney Fund
              Dwight B. Crane          Management LLC
              Burt N. Dorsett
              Elliot S. Jaffe         DISTRIBUTOR
              Stephen E. Kaufman      Salomon Smith Barney Inc.
              Joseph J. McCann
              Heath B. McLendon,      CUSTODIAN
               Chairman               State Street Bank and
              Cornelius C. Rose, Jr.   Trust Company

              OFFICERS                TRANSFER AGENT
              Heath B. McLendon       Travelers Bank & Trust, fsb.
              President and           125 Broad Street, 11th Floor
              Chief Executive Officer New York, New York 10004

              Lewis E. Daidone        SUB-TRANSFER AGENT
              Senior Vice President   PFPC Global Fund Services
              and Chief               P.O. Box 9699
              Administrative Officer  Providence, Rhode Island
              Richard L. Peteka       02940-9699
              Chief Financial Officer
              and Treasurer

              Peter M. Coffey
              Vice President and
              Investment Officer

              Kaprel Ozsolak
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Massachusetts Municipals Fund





  This report is submitted for the general information of the shareholders of Smith Barney Massachusetts Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 ---------------------------
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 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.

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